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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44117) of Mac-Gray Corporation of our report dated February 23, 2000 appearing on page F-2 of this Form 10-K.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2000